Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2007

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words ‘‘expect,’’ ‘‘intend,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘project,’’ ‘‘anticipate,’’ ‘‘seek,’’ ‘‘will,’’ and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2006.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2006 and December 31, 2005, which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, ‘‘common shares’’ refers to our ordinary shares and class A shares, collectively.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM – Not meaningful; NA – Not Applicable; LTM – Latest twelve months.

i

ENDURANCE SPECIALTY HOLDINGS LTD.

CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,		Previous Quarter Change	Previous Year to Date Change
		2007	2006	2007	2006
HIGHLIGHTS	Net income	$131,401	$128,230	$368,577	$299,316	2.5%	23.1%
	Net income available to common shareholders	127,526	124,355	356,952	287,691	2.5%	24.1%
	Operating income[a]	133,868	137,228	380,242	307,344	(2.4)%	23.7%
	Operating income available to common shareholders[a]	129,993	133,353	368,617	295,719	(2.5)%	24.7%
	Operating cash flow	184,736	165,991	437,102	539,915	11.3%	(19.0)%
	Gross premiums written	423,271	476,213	1,503,365	1,498,847	(11.1)%	0.3%
	Net premiums earned	399,742	407,975	1,194,338	1,234,859	(2.0)%	(3.3)%
	Total assets	7,368,441	7,067,790	7,368,441	7,067,790	4.3%	4.3%
	Total shareholders’ equity	2,525,621	2,117,174	2,525,621	2,117,174	19.3%	19.3%
PER SHARE	Basic earnings per common share
AND SHARES DATA	Net income (as reported)	$1.98	$1.87	$5.45	$4.33	5.5%	25.7%
	Operating income (as reported)[a]	$2.02	$2.01	$5.63	$4.45	0.3%	26.3%
	Diluted earnings per common share
	Net income (as reported)	$1.81	$1.74	$5.02	$4.03	4.1%	24.6%
	Operating income (as reported)[a]	$1.85	$1.87	$5.18	$4.14	(1.1)%	25.2%
As Reported	Weighted average common shares outstanding	64,468	66,339	65,530	66,393	(2.8)%	(1.3)%
	Weighted average common shares outstanding and dilutive potential common shares	70,431	71,487	71,126	71,428	(1.5)%	(0.4)%
Book Value Per	Book value[b]	$36.21	$28.87	$36.21	$28.87	25.4%	25.4%
Common Share	Diluted book value (treasury stock method)[b]	$32.81	$26.52	$32.81	$26.52	23.7%	23.7%
FINANCIAL RATIOS	Return on average common equity (ROAE), net income[c]	5.7%	6.8%	16.1%	16.0%	(1.1)	0.1
	ROAE, operating income[a][c]	5.8%	7.3%	16.7%	16.5%	(1.5)	0.2
	Return on beg. common equity (ROBE), net income[c]	5.9%	7.2%	17.0%	17.2%	(1.3)	(0.2)
	ROBE, operating income[a]	6.0%	7.7%	17.6%	17.7%	(1.7)	(0.1)
	Annualized ROAE, net income[c]	22.6%	27.2%	21.5%	21.4%	(4.6)	0.1
	Annualized ROAE, operating income[a][c]	23.1%	29.2%	22.2%	22.0%	(6.1)	0.3
	Annualized ROBE, net income	23.4%	28.6%	22.7%	22.9%	(5.2)	(0.2)
	Annualized ROBE, operating income[a]	23.9%	30.7%	23.4%	23.6%	(6.8)	(0.2)
	Annualized investment yield	4.4%	4.8%	5.1%	4.8%	(0.4)	0.3
	Loss ratio	46.6%	46.1%	50.6%	56.4%	0.5	(5.8)
GAAP	Acquisition expense ratio	19.2%	20.1%	18.2%	19.1%	(0.9)	(0.9)
	General and administrative expense ratio	13.8%	11.9%	12.8%	11.2%	1.9	1.6
	Combined ratio	79.6%	78.1%	81.6%	86.7%	1.5	(5.1)
STAT	Acquisition expense ratio	23.8%	26.4%	19.2%	19.5%	(2.6)	(0.3)
	General and administrative expense ratio	14.6%	12.1%	11.2%	10.0%	2.5	1.2
	Combined ratio	85.0%	84.6%	81.0%	85.9%	0.4	(4.9)

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 31 for a reconciliation to net income.
[b]	For detailed calculations please refer to page 33.
[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME — QUARTERLY

	QUARTER ENDED
	SEPT. 30, 2007	JUNE 30, 2007	MARCH 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	SEPT 30, 2005
UNDERWRITING REVENUES
Gross premiums written	$423,271	$506,803	$573,291	$290,795	$476,213	$370,565
Premiums ceded	(45,655)	(58,577)	(39,626)	(42,340)	(90,791)	(21,921)
Net premiums written	$377,616	$448,226	$533,665	$248,455	$385,422	$348,644
Change in unearned premiums	22,126	(30,675)	(156,620)	155,260	22,553	92,522
Net premiums earned	$399,742	$417,551	$377,045	$403,715	$407,975	$441,166
Other underwriting income (loss)	1,697	(3,203)	(5,936)	1,718	(1,837)	1,386
Total underwriting revenues	$401,439	$414,348	$371,109	$405,433	$406,138	$442,552
UNDERWRITING EXPENSES
Losses and loss expenses	$186,456	$207,179	$210,594	$131,420	$188,033	$784,608
Acquisition expenses	76,604	73,941	67,530	81,187	81,857	75,817
General and administrative expenses	55,121	48,664	48,829	51,879	48,535	41,474
Total underwriting expenses	$318,181	$329,784	$326,953	$264,486	$318,425	$901,899
Underwriting income (loss)	$83,258	$84,564	$44,156	$140,947	$87,713	($459,347)
OTHER OPERATING REVENUE/EXPENSES
Net investment income	$62,605	$78,548	$74,813	$72,033	$63,581	$49,034
Interest expense	(7,533)	(7,531)	(7,529)	(7,528)	(7,528)	(5,806)
Amortization of intangibles	(1,127)	(1,127)	(1,127)	(1,126)	(1,158)	(1,158)
Total other operating revenue/expenses	$53,945	$69,890	$66,157	$63,379	$54,895	$42,070
INCOME (LOSS) BEFORE OTHER ITEMS	$137,203	$154,454	$110,313	$204,326	$142,608	($417,277)
OTHER
Net foreign exchange (losses) gains	($700)	$2,072	($2,613)	$9,771	($3,633)	$1,809
Net realized losses on investments	(3,055)	(9,038)	(2,084)	(1,908)	(6,375)	(1,073)
Income tax expense	(2,047)	(12,147)	(3,781)	(13,379)	(4,370)	39,552
NET INCOME (LOSS)	$131,401	$135,341	$101,835	$198,810	$128,230	($376,989)
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	—
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$127,526	$131,466	$97,960	$194,935	$124,355	($376,989)
KEY RATIOS/PER SHARE DATA
Loss ratio	46.6%	49.6%	55.9%	32.6%	46.1%	177.8%
Acquisition expense ratio	19.2%	17.7%	17.9%	20.1%	20.1%	17.2%
General and administrative expense ratio	13.8%	11.7%	12.9%	12.9%	11.9%	9.4%
Combined ratio	79.6%	79.0%	86.7%	65.6%	78.1%	204.4%
Weighted average basic shares outstanding	64,468	65,531	66,613	66,561	66,339	60,210
Weighted average dilutive shares outstanding	70,431	70,930	72,073	72,261	71,487	60,210
Basic earnings (loss) per common share	$1.98	$2.01	$1.47	$2.93	$1.87	($6.26)
Diluted earnings (loss) per common share	$1.81	$1.85	$1.36	$2.70	$1.74	($6.26)
ROAE, net income (loss)[a]	5.7%	6.0%	4.6%	9.7%	6.8%	(21.3)%
[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME — YTD

	NINE MONTHS ENDED			YEAR ENDED
	SEPT. 30, 2007	SEPT. 30, 2006	SEPT 30, 2005	DEC. 31, 2006	DEC. 31, 2005
UNDERWRITING REVENUES
Gross premiums written	$1,503,365	$1,498,847	$1,476,245	$1,789,642	$1,668,877
Premiums ceded	(143,858)	(161,738)	(33,833)	(204,078)	(49,528)
Net premiums written	$1,359,507	$1,337,109	$1,442,412	$1,585,564	$1,619,349
Change in unearned premiums	(165,169)	(102,250)	(125,727)	53,010	104,345
Net premiums earned	$1,194,338	$1,234,859	$1,316,685	$1,638,574	$1,723,694
Other underwriting (loss) income	(7,442)	(328)	2,675	1,390	(4,818)
Total underwriting revenues	$1,186,896	$1,234,531	$1,319,360	$1,639,964	$1,718,876
UNDERWRITING EXPENSES
Losses and loss expenses	$604,229	$696,210	$1,264,583	$827,630	$1,650,943
Acquisition expenses	218,075	236,302	251,926	317,489	331,309
General and administrative expenses	152,614	138,494	115,452	190,373	146,419
Total underwriting expenses	$974,918	$1,071,006	$1,631,961	$1,335,492	$2,128,671
Underwriting income (loss)	$211,978	$163,525	($312,601)	$304,472	($409,795)
OTHER OPERATING REVENUE/EXPENSES
Net investment income	$215,966	$185,416	$127,478	$257,449	$180,451
Interest expense	(22,593)	(22,513)	(16,889)	(30,041)	(24,210)
Amortization of intangibles	(3,381)	(3,474)	(3,536)	(4,600)	(4,694)
Total other operating revenue/expenses	$189,992	$159,429	$107,053	$222,808	$151,547
INCOME (LOSS) BEFORE OTHER ITEMS	$401,970	$322,954	($205,548)	$527,280	($258,248)
OTHER
Net foreign exchange (losses) gains	($1,241)	$11,250	($2,354)	$21,021	($5,140)
Net realized losses on investments	(14,177)	(18,434)	(4,934)	(20,342)	(8,244)
Income tax (expense) benefit	(17,975)	(16,454)	42,123	(29,833)	51,148
NET INCOME (LOSS)	$368,577	$299,316	($170,713)	$498,126	($220,484)
Preferred dividends	(11,625)	(11,625)	—	(15,500)	($2,720)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$356,952	$287,691	($170,713)	$482,626	($223,204)
KEY RATIOS/PER SHARE DATA
Loss ratio	50.6%	56.4%	96.0%	50.5%	95.8%
Acquisition expense ratio	18.2%	19.1%	19.1%	19.4%	19.2%
General and administrative expense ratio	12.8%	11.2%	8.8%	11.6%	8.5%
Combined ratio	81.6%	86.7%	123.9%	81.5%	123.5%
Weighted average basic shares outstanding	65,530	66,393	60,707	66,436	62,029
Weighted average dilutive shares outstanding	71,126	71,428	60,707	71,755	62,029
Basic earnings (loss) per common share	$5.45	$4.33	($2.81)	$7.26	($3.60)
Diluted earnings (loss) per common share	$5.02	$4.03	($2.81)	$6.73	($3.60)
ROAE, net income (loss)[a]	16.1%	16.0%	(10.0)%	25.6%	(12.6)%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006
ASSETS
Cash and cash equivalents	$600,042	$625,662	$518,800	$547,772	$527,990	$669,583
Fixed maturity investments available for sale, at fair value	4,803,808	4,728,942	4,838,405	4,714,204	4,652,163	4,323,661
Other Investments	343,926	281,241	267,721	253,068	223,536	204,272
Premiums receivable, net	768,162	839,106	808,064	660,570	769,462	827,239
Deferred acquisition costs	212,000	198,537	186,374	168,809	189,110	169,190
Securities lending collateral	195,727	173,884	217,698	226,762	349,630	371,407
Prepaid reinsurance premiums	92,466	99,446	92,722	105,058	108,251	56,194
Losses recoverable	96,008	66,377	55,579	44,244	37,447	27,452
Accrued investment income	36,075	40,443	36,792	40,692	37,007	36,740
Intangible assets	69,388	70,456	69,415	70,366	70,255	71,436
Deferred tax assets	46,926	57,993	61,385	54,019	65,738	66,545
Receivable on pending investment sales, net	53,061	—	—	—	—	—
Other assets	50,852	43,760	37,508	39,990	37,201	34,693
TOTAL ASSETS	$7,368,441	$7,225,847	$7,190,463	$6,925,554	$7,067,790	$6,858,412
LIABILITIES
Reserve for losses and loss expenses	$2,841,810	$2,767,525	$2,790,183	$2,701,686	$2,769,418	$2,782,803
Reserve for unearned premiums	999,046	1,027,229	987,748	843,202	997,478	967,844
Deposit liabilities	130,272	143,073	155,380	161,024	173,992	173,527
Reinsurance balances payable	153,815	194,012	147,745	172,328	147,218	122,829
Securities lending payable	195,727	173,884	217,698	226,762	349,630	371,407
Debt	447,235	447,213	447,192	447,172	447,151	447,131
Investments pending settlement, net	—	31,767	14,448	—	3,000	7,458
Other liabilities	74,915	61,298	63,523	75,506	62,729	48,878
TOTAL LIABILITIES	$4,842,820	$4,846,001	$4,823,917	$4,627,680	$4,950,616	$4,921,877
SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	64,081	64,591	65,968	66,480	66,196	66,096
Additional paid-in capital	1,355,468	1,378,685	1,431,623	1,458,063	1,452,438	1,450,435
Accumulated other comprehensive income (loss)	10,652	(47,525)	(131)	(14,465)	(11,123)	(82,087)
Retained earnings	1,087,420	976,095	861,086	779,796	601,663	494,091
TOTAL SHAREHOLDERS’ EQUITY	$2,525,621	$2,379,846	$2,366,546	$2,297,874	$2,117,174	$1,936,535
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$7,368,441	$7,225,847	$7,190,463	$6,925,554	$7,067,790	$6,858,412
Book value per common share	$36.21	$33.67	$32.77	$31.45	$28.87	$26.19
Diluted book value per common share (treasury stock method)	$32.81	$30.56	$30.19	$28.87	$26.52	$24.24
RATIOS
Debt-to-capital	15.0%	15.8%	15.9%	16.3%	17.4%	18.8%

ENDURANCE SPECIALTY HOLDINGS LTD.

Annual Aggregate Risk Curve

The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, acquisition expenses and G&A expenses. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance including collateralized reinsurance and ILW purchases. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our equity capital. We base our budget and forecasts on the average result, although the nature of the curve places the median result further to the right.

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see ‘‘Risk Factors’’ in our Annual Report on Form 10K for the year ended December 31, 2006.

ENDURANCE SPECIALTY HOLDINGS LTD.

Annual Aggregate Risk Curve

Annual Aggregate Risk Curve Comparison

				Change from July 1, 2006 – June 30, 2007 to July 1, 2007 – June 30, 2008		Change from Jan. 1, 2007 – Dec. 31, 2007 to July 1, 2007 – June 30, 2008
(in millions)	July 1, 2006 – June 30, 2007	Jan. 1, 2007 – Dec. 31, 2007	July 1, 2007 – June 30, 2008	$ Change	% Change	$ Change	% Change
Median Result	$ 400	$ 381	$ 391	($9)	(2.3%)	$10	2.6%
Average Result	342	341	342	0	0.0%	1	0.3%
1 in 10 year annual gain	64	91	64	0	0.0%	(27)	(42.2%)
1 in 25 year annual loss	(182)	(66)	(141)	41	(29.1%)	(75)	53.2%
1 in 50 year annual loss	(334)	(172)	(319)	15	(4.7%)	(147)	46.1%
1 in 100 year annual loss	(486)	(287)	(468)	18	(3.8%)	(181)	38.7%
1 in 250 year annual loss	(707)	(396)	(694)	13	(1.9%)	(298)	42.9%
1 in 500 year annual loss	(904)	(500)	(884)	20	(2.3%)	(384)	43.4%
Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see ‘‘Risk Factors’’ in our Annual Report on Form 10K for the year ended December 31, 2006.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION
FOR THE NINE MONTHS ENDED SEPT. 30, 2007

Gross Premiums Written = $1,527 million[a]

[a] Prior to deposit accounting adjustments.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED SEPT. 30, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Reported Totals
UNDERWRITING REVENUES
Gross premiums written	$180,046	$243,787	$423,833	($ 562)	$423,271
Net premiums written	$137,404	$240,774	$378,178	($ 562)	$377,616
Net premiums earned	$130,640	$275,776	$406,416	($6,674)	$399,742
Other underwriting income	—	—	—	1,697	1,697
Total underwriting revenues	$130,640	$275,776	$406,416	($4,977)	$401,439
UNDERWRITING EXPENSES
Losses and loss expenses	$69,709	$119,798	$189,507	($3,051)	$186,456
Acquisition expenses	19,489	58,531	78,020	(1,416)	76,604
General and administrative expenses	21,988	33,133	55,121	—	55,121
Total expenses	111,186	211,462	322,648	(4,467)	318,181
UNDERWRITING INCOME	$19,454	$64,314	$83,768	($ 510)	$83,258
GAAP RATIOS
Loss ratio	53.4%	43.5%	46.6%	45.7%	46.6%
Acquisition expense ratio	14.9%	21.2%	19.2%	21.2%	19.2%
General and administrative expense ratio	16.8%	12.0%	13.6%	—	13.8%
Combined ratio	85.1%	76.7%	79.4%	66.9%	79.6%
STATUTORY RATIOS
Loss ratio	53.4%	43.5%	46.6%	45.7%	46.6%
Acquisition expense ratio	17.4%	27.4%	23.8%	6.9%	23.8%
General and administrative expense ratio	15.9%	13.8%	14.5%	—	14.6%
Combined ratio	86.7%	84.7%	84.9%	52.6%	85.0%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL RATIOS
FOR THE QUARTER ENDED SEPT. 30, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Reported Totals
AS REPORTED
GAAP RATIOS
Loss ratio	53.4%	43.5%	46.6%	45.7%	46.6%
Acquisition expense ratio	14.9%	21.2%	19.2%	21.2%	19.2%
General and administrative expense ratio	16.8%	12.0%	13.6%	—	13.8%
Combined ratio	85.1%	76.7%	79.4%	66.9%	79.6%
EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE/(UNFAVORABLE)
GAAP RATIOS
Loss ratio	19.2%	2.9%	8.2%	(64.1)%	9.4%
NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
GAAP RATIOS
Loss ratio	72.6%	46.4%	54.8%	(18.4)%	56.0%
Acquisition expense ratio	14.9%	21.2%	19.2%	21.2%	19.2%
General and administrative expense ratio	16.8%	12.0%	13.6%	—	13.8%
Combined ratio	104.3%	79.6%	87.6%	2.8%	89.0%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s loss ratio by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	SEPT. 30, 2005
UNDERWRITING REVENUES
Gross premiums written	$180,046	$197,967	$147,033	$180,584	$156,781	$110,983
Net premiums written	$137,404	$152,000	$108,089	$138,436	$98,328	$98,303
Net premiums earned	$130,640	$124,057	$110,324	$102,921	$90,062	$91,525
UNDERWRITING EXPENSES
Losses and loss expenses	$69,709	$63,422	$63,529	$83,370	$57,165	$167,395
Acquisition expenses	19,489	16,528	13,826	11,382	8,492	6,668
General and administrative expenses	21,988	18,592	22,217	13,983	13,760	9,941
Total expenses	111,186	98,542	99,572	108,735	79,417	184,004
UNDERWRITING INCOME (LOSS)	$19,454	$25,515	$10,752	($ 5,814)	$10,645	($ 92,479)
GAAP RATIOS
Loss ratio	53.4%	51.1%	57.6%	81.0%	63.5%	182.9%
Acquisition expense ratio	14.9%	13.3%	12.5%	11.1%	9.4%	7.3%
General and administrative expense ratio	16.8%	15.0%	20.2%	13.5%	15.3%	10.9%
Combined ratio	85.1%	79.4%	90.3%	105.6%	88.2%	201.1%
STATUTORY RATIOS
Loss ratio	53.4%	51.1%	57.6%	81.0%	63.5%	182.9%
Acquisition expense ratio	17.4%	13.9%	19.2%	18.9%	17.0%	7.6%
General and administrative expense ratio	15.9%	12.0%	23.9%	9.8%	12.2%	8.1%
Combined ratio	86.7%	77.0%	100.7%	109.7%	92.7%	198.6%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	SEPT. 30, 2005
UNDERWRITING REVENUES
Gross premiums written	$243,787	$328,815	$429,473	$117,313	$326,061	$294,861
Net premiums written	$240,774	$316,205	$428,791	$117,121	$293,723	$285,615
Net premiums earned	$275,776	$324,318	$291,396	$338,266	$353,868	$370,374
UNDERWRITING EXPENSES
Losses and loss expenses	$119,798	$171,172	$169,699	$69,483	$158,804	$630,055
Acquisition expenses	58,531	64,555	61,417	81,883	83,244	75,340
General and administrative expenses	33,133	30,072	26,612	37,896	34,775	31,533
Total expenses	211,462	265,799	257,728	189,262	276,823	736,928
UNDERWRITING INCOME (LOSS)	$64,314	$58,519	$33,668	$149,004	$77,045	($366,554)
GAAP RATIOS
Loss ratio	43.5%	52.8%	58.2%	20.6%	44.9%	170.1%
Acquisition expense ratio	21.2%	19.9%	21.1%	24.2%	23.5%	20.3%
General and administrative expense ratio	12.0%	9.3%	9.1%	11.2%	9.8%	8.5%
Combined ratio	76.7%	82.0%	88.4%	56.0%	78.2%	198.9%
STATUTORY RATIOS
Loss ratio	43.5%	52.8%	58.2%	20.5%	44.9%	170.1%
Acquisition expense ratio	27.4%	21.8%	15.4%	31.4%	29.7%	21.2%
General and administrative expense ratio	13.8%	9.5%	6.2%	32.4%	11.8%	11.0%
Combined ratio	84.7%	84.1%	79.8%	84.3%	86.4%	202.3%

Note:	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. For the impact of deposit accounting on segment results, refer to page 20.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2007	JUNE 30, 2007	MARCH 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	SEPT 30, 2005
INSURANCE SEGMENT
Property	$28,379	$40,835	$27,042	$44,268	$47,860	$27,736
Casualty	30,133	42,343	26,796	35,976	28,294	27,427
Healthcare liability	30,262	28,054	18,790	17,067	37,812	41,972
Workers’ compensation	70,398	57,142	61,633	62,355	24,993	—
Professional lines	20,874	29,593	12,772	20,918	17,822	13,848
TOTAL INSURANCE	$180,046	$197,967	$147,033	$180,584	$156,781	$110,983
REINSURANCE SEGMENT
Casualty	$66,006	$27,788	$91,936	$50,411	$86,933	$89,057
Property	112,407	65,476	36,701	22,170	124,235	70,601
Catastrophe	43,684	147,506	140,499	18,912	49,385	66,127
Agriculture	6,917	24,118	93,061	(2,124)	16,324	(1,252)
Marine	1,598	12,220	33,080	15,344	16,237	41,608
Aerospace	7,581	20,263	6,480	10,795	17,761	14,932
Surety and other specialty	5,594	31,444	27,716	1,805	15,186	13,788
TOTAL REINSURANCE	$243,787	$328,815	$429,473	$117,313	$326,061	$294,861
TOTAL COMPANY SUBTOTAL	$423,833	$526,782	$576,506	$297,897	$482,842	$405,844
DEPOSIT ACCOUNTING ADJUSTMENT[a]	(562)	(19,979)	(3,215)	(7,102)	(6,629)	(35,279)
REPORTED TOTALS	$423,271	$506,803	$573,291	$290,795	$476,213	$370,565

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2007	JUNE 30, 2007	MARCH 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	SEPT. 30, 2005
INSURANCE SEGMENT
Property	$7,689	$17,262	$6,127	$19,504	$4,397	$20,147
Casualty	16,467	26,815	17,761	24,305	16,194	22,341
Healthcare liability	30,262	28,054	18,790	17,067	37,812	41,972
Workers’ compensation	64,131	52,999	54,810	58,607	22,215	—
Professional lines	18,855	26,870	10,601	18,953	17,710	13,848
TOTAL INSURANCE	$137,404	$152,000	$108,089	$138,436	$98,328	$98,308
REINSURANCE SEGMENT
Casualty	$65,946	$27,610	$91,921	$50,367	$86,716	$86,439
Property	112,398	67,074	36,527	22,170	116,146	69,337
Catastrophe	41,025	137,720	140,183	18,912	31,282	62,262
Agriculture	7,028	22,018	93,061	(2,124)	15,483	(1,251)
Marine	559	12,704	33,016	15,344	12,970	41,608
Aerospace	7,831	18,326	6,375	10,795	15,976	14,932
Surety and other specialty	5,987	30,753	27,708	1,657	15,150	12,288
TOTAL REINSURANCE	$240,774	$316,205	$428,791	$117,121	$293,723	$285,615
TOTAL COMPANY SUBTOTAL	$378,178	$468,205	$536,880	$255,557	$392,051	$383,923
DEPOSIT ACCOUNTING ADJUSTMENT[a]	(562)	(19,979)	(3,215)	(7,102)	(6,629)	(35,279)
REPORTED TOTALS	$377,616	$448,226	$533,665	$248,455	$385,422	$348,644

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA
FOR THE NINE MONTHS ENDED SEPT. 30, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Reported Totals
UNDERWRITING REVENUES
Gross premiums written	$525,046	$1,002,075	$1,527,121	($23,756)	$1,503,365
Net premiums written	$397,494	$985,769	$1,383,263	($23,756)	$1,359,507
Net premiums earned	$365,021	$891,489	$1,256,510	($62,172)	$1,194,338
Other underwriting loss	—	—	—	(7,442)	(7,442)
Total underwriting revenues	$365,021	$891,489	$1,256,510	($69,614)	$1,186,896
UNDERWRITING EXPENSES
Losses and loss expenses	$196,660	$460,670	$657,330	($53,101)	$604,229
Acquisition expenses	49,844	184,503	234,347	(16,272)	218,075
General and administrative expenses	62,796	89,818	152,614	—	152,614
Total expenses	309,300	734,991	1,044,291	(69,373)	974,918
UNDERWRITING INCOME	$55,721	$156,498	$212,219	($241)	$211,978
GAAP RATIOS
Loss ratio	53.9%	51.7%	52.3%	85.4%	50.6%
Acquisition expense ratio	13.6%	20.7%	18.7%	26.2%	18.2%
General and administrative expense ratio	17.2%	10.0%	12.1%	—	12.8%
Combined ratio	84.7%	82.4%	83.1%	111.6%	81.6%
STATUTORY RATIOS
Loss ratio	53.9%	51.7%	52.3%	85.4%	50.6%
Acquisition expense ratio	16.5%	20.4%	19.3%	27.5%	19.2%
General and administrative expense ratio	15.7%	9.1%	11.0%	—	11.2%
Combined ratio	86.1%	81.2%	82.6%	112.9%	81.0%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL RATIOS
FOR THE NINE MONTHS ENDED SEPT. 30, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Reported Totals
AS REPORTED
GAAP RATIOS
Loss ratio	53.9%	51.7%	52.3%	85.4%	50.6%
Acquisition expense ratio	13.6%	20.7%	18.7%	26.2%	18.2%
General and administrative expense ratio	17.2%	10.0%	12.1%	—	12.8%
Combined ratio	84.7%	82.4%	83.1%	111.6%	81.6%
EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)
GAAP RATIOS
Loss ratio	19.3%	4.4%	8.8%	(17.7)%	10.1%
NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
GAAP RATIOS
Loss ratio	73.2%	56.1%	61.1%	67.7%	60.7%
Acquisition expense ratio	13.6%	20.7%	18.7%	26.2%	18.2%
General and administrative expense ratio	17.2%	10.0%	12.1%	—	12.8%
Combined ratio	104.0%	86.8%	91.9%	93.9%	91.7%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s loss ratio by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2007	SEPT. 30, 2006	SEPT. 30, 2005	DEC. 31, 2006	DEC. 31, 2005
UNDERWRITING REVENUES
Gross premiums written	$525,046	$396,161	$323,058	$576,745	$421,431
Net premiums written	$397,494	$278,201	$305,168	$416,637	$387,654
Net premiums earned	$365,021	$268,841	$269,146	$371,762	$364,175
UNDERWRITING EXPENSES
Losses and loss expenses	$196,660	$168,940	$292,368	$252,310	$343,577
Acquisition expenses	49,844	21,147	21,064	32,528	27,483
General and administrative expenses	62,796	35,542	26,502	49,524	35,987
Total expenses	309,300	225,629	339,934	334,362	407,047
UNDERWRITING INCOME (LOSS)	$55,721	$43,212	($70,788)	$37,400	($42,872)
GAAP RATIOS
Loss ratio	53.9%	62.8%	108.6%	67.9%	94.3%
Acquisition expense ratio	13.6%	7.9%	7.8%	8.7%	7.6%
General and administrative expense ratio	17.2%	13.2%	9.8%	13.3%	9.9%
Combined ratio	84.7%	83.9%	126.2%	89.9%	111.8%
STATUTORY RATIOS
Loss ratio	53.9%	62.8%	108.6%	67.9%	94.3%
Acquisition expense ratio	16.5%	11.4%	6.6%	13.9%	6.7%
General and administrative expense ratio	15.7%	10.9%	8.0%	10.5%	8.5%
Combined ratio	86.1%	85.1%	123.2%	92.3%	109.5%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2007	SEPT. 30, 2006	SEPT. 30, 2005	DEC. 31, 2006	DEC. 31, 2005
UNDERWRITING REVENUES
Gross premiums written	$1,002,075	$1,254,576	$1,275,323	$1,371,889	$1,390,737
Net premiums written	$985,769	$1,210,798	$1,259,380	$1,327,919	$1,374,986
Net premiums earned	$891,489	$1,108,901	$1,092,851	$1,447,167	$1,439,266
UNDERWRITING EXPENSES
Losses and loss expenses	$460,670	$627,479	$999,564	$696,962	$1,368,284
Acquisition expenses	184,503	259,310	245,067	341,194	327,236
General and administrative expenses	89,818	102,952	88,950	140,849	110,432
Total expenses	734,991	989,741	1,333,581	1,179,005	1,805,952
UNDERWRITING INCOME (LOSS)	$156,498	$119,160	($240,730)	$268,162	($366,686)
GAAP RATIOS
Loss ratio	51.7%	56.6%	91.5%	48.2%	95.1%
Acquisition expense ratio	20.7%	23.4%	22.4%	23.6%	22.7%
General and administrative expense ratio	10.0%	9.3%	8.1%	9.7%	7.7%
Combined ratio	82.4%	89.3%	122.0%	81.5%	125.5%
STATUTORY RATIOS
Loss ratio	51.7%	56.6%	91.5%	48.2%	95.1%
Acquisition expense ratio	20.4%	22.8%	22.5%	23.5%	23.0%
General and administrative expense ratio	9.1%	8.5%	7.1%	10.6%	8.0%
Combined ratio	81.2%	87.9%	121.1%	82.3%	126.1%
Note:	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. For the impact of deposit accounting on segment results, refer to page 21.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEAR ENDED
	SEPT. 30, 2007	SEPT. 30, 2006	SEPT. 30, 2005	DEC. 31, 2006	DEC. 31, 2005
INSURANCE SEGMENT
Property	$96,256	$129,024	$87,042	$173,292	$112,736
Casualty	99,273	92,957	94,633	128,933	129,951
Healthcare liability	77,105	89,921	95,964	106,988	117,120
Workers’ compensation	189,173	31,424	—	93,779	—
Professional lines	63,239	52,835	45,419	73,753	61,624
TOTAL INSURANCE	$525,046	$396,161	$323,058	$576,745	$421,431
REINSURANCE SEGMENT
Casualty	$185,730	$349,700	$340,249	$400,111	$385,604
Property	214,584	296,713	341,233	318,883	361,859
Catastrophe	331,689	272,843	276,489	291,755	300,892
Agriculture	124,095	109,228	33,814	107,104	33,035
Marine	46,898	88,043	97,349	103,387	118,976
Aerospace	34,325	66,021	119,102	76,816	120,501
Surety and other specialty	64,754	72,028	67,086	73,833	69,870
TOTAL REINSURANCE	$1,002,075	$1,254,576	$1,275,322	$1,371,889	$1,390,737
TOTAL COMPANY SUBTOTAL	$1,527,121	$1,650,737	$1,598,380	$1,948,634	$1,812,168
DEPOSIT ACCOUNTING ADJUSTMENT[a]	(23,756)	(151,890)	(122,135)	(158,992)	(143,291)
REPORTED TOTALS	$1,503,365	$1,498,847	$1,476,245	$1,789,642	$1,668,877

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEAR ENDED
	SEPT. 30, 2007	SEPT. 30, 2006	SEPT. 30, 2005	DEC. 31, 2006	DEC. 31, 2005
INSURANCE SEGMENT
Property	$31,078	$41,786	$75,707	$61,290	$91,774
Casualty	61,044	65,512	87,987	89,817	117,045
Healthcare liability	77,105	89,921	95,964	106,988	117,120
Workers’ compensation	171,941	28,260	—	86,867	—
Professional lines	56,326	52,722	45,510	71,675	61,715
TOTAL INSURANCE	$397,494	$278,201	$305,168	$416,637	$387,654
REINSURANCE SEGMENT
Casualty	$185,478	$346,295	$335,170	$396,663	$380,303
Property	215,999	288,624	339,895	310,795	360,517
Catastrophe	318,929	251,215	272,626	270,126	297,027
Agriculture	122,106	108,387	33,814	106,262	33,035
Marine	46,277	84,776	97,349	100,120	118,976
Aerospace	32,532	62,671	119,102	73,466	120,501
Surety and other specialty	64,448	68,830	61,424	70,487	64,627
TOTAL REINSURANCE	$985,769	$1,210,798	$1,259,380	$1,327,919	$1,374,986
TOTAL COMPANY SUBTOTAL	$1,383,263	$1,488,999	$1,564,548	$1,744,556	$1,762,640
DEPOSIT ACCOUNTING ADJUSTMENT[a]	(23,756)	(151,890)	(122,136)	(158,992)	(143,291)
REPORTED TOTALS	$1,359,507	$1,337,109	$1,442,412	$1,585,564	$1,619,349

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED SEPT. 30, 2007

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments
	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company
UNDERWRITING REVENUES
Gross premiums written	$180,046	$243,225	$423,271	$180,046	$243,787	$423,833
Net premiums written	$137,404	$240,212	$377,616	$137,404	$240,774	$378,178
Net premiums earned	$130,640	$269,102	$399,742	$130,640	$275,776	$406,416
Other underwriting income	—	$1,697	1,697	—	—	—
Total underwriting revenues	130,640	270,799	401,439	130,640	275,776	406,416
UNDERWRITING EXPENSES
Losses and loss expenses	$69,709	$116,747	$186,455	$69,709	$119,798	$189,507
Acquisition expenses	19,489	57,115	76,604	19,489	58,531	78,020
General and administrative expenses	21,988	33,133	55,121	21,988	33,133	55,121
Total expenses	111,186	206,995	318,181	111,186	211,462	322,648
UNDERWRITING INCOME	$19,454	$63,804	$83,258	$19,454	$64,314	$83,768
GAAP RATIOS
Loss ratio	53.4%	43.4%	46.6%	53.4%	43.5%	46.6%
Acquisition expense ratio	14.9%	21.2%	19.2%	14.9%	21.2%	19.2%
General and administrative expense ratio	16.8%	12.3%	13.8%	16.8%	12.0%	13.6%
Combined ratio	85.1%	76.9%	79.6%	85.1%	76.7%	79.4%

ENDURANCE SPECIALTY HOLDINGS LTD.

DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE NINE MONTHS ENDED SEPT. 30, 2007

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments
	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company
UNDERWRITING REVENUES
Gross premiums written	$525,046	$978,319	$1,503,365	$525,046	$1,002,075	$1,527,121
Net premiums written	$397,494	$962,013	$1,359,507	$397,494	$985,769	$1,383,263
Net premiums earned	$365,021	$829,317	$1,194,338	$365,021	$891,489	$1,256,510
Other underwriting loss	—	($7,442)	(7,442)	—	—	—
Total underwriting revenues	365,021	821,875	1,186,896	365,021	891,489	1,256,510
UNDERWRITING EXPENSES
Losses and loss expenses	$196,660	$407,569	$604,229	$196,660	$460,670	$657,330
Acquisition expenses	49,844	168,231	218,075	49,844	184,503	234,347
General and administrative expenses	62,796	89,818	152,614	62,796	89,818	152,614
Total expenses	309,300	665,618	974,918	309,300	734,991	1,044,291
UNDERWRITING INCOME	$55,721	$156,257	$211,978	$55,721	$156,498	$212,219
GAAP RATIOS
Loss ratio	53.9%	49.2%	50.6%	53.9%	51.7%	52.3%
Acquisition expense ratio	13.6%	20.3%	18.2%	13.6%	20.7%	18.7%
General and administrative expense ratio	17.2%	10.8%	12.8%	17.2%	10.0%	12.1%
Combined ratio	84.7%	80.3%	81.6%	84.7%	82.4%	83.1%

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

FOR THE NINE MONTHS ENDED SEPT. 30, 2007
Average common equity[a]	$2,211,748
Net premiums earned	$1,194,338
Combined ratio	81.6%
Operating margin	18.4%
Premium leverage	0.54x
Implied ROAE from underwriting activity	9.9%
Average cash and invested assets at amortized cost	$5,688,869
Investment leverage	2.57x
Year to date investment income yield, pretax	3.8%
Implied ROAE from investment activity	9.8%
Financing Costs[b]	(1.5)%
Implied Pre-tax Operating ROAE, for period	18.2%
Implied Pre-tax Operating ROAE, annualized	24.2%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.
[b]	Financing costs include interest expense and preferred dividends.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED OPERATING & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED				YEARS ENDED DECEMBER 31,
	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2006	2006	2005
Average common equity[a]	$2,252,734	$2,173,196	$2,132,210	$2,007,524	$1,885,209	$1,767,499
Net premiums earned	$399,742	$417,551	$377,045	$403,715	$1,638,574	$1,723,694
Operating leverage	0.18x	0.19x	0.18x	0.20x	0.87x	0.98x
Annualized operating leverage	0.71x	0.77x	0.71x	0.80x	0.87x	0.98x
Avg. cash and invested assets at amortized cost	$5,751,342	$5,659,148	$5,596,675	$5,496,389	$5,275,481	$4,463,908
Investment leverage	2.55x	2.60x	2.62x	2.74x	2.80x	2.53x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO
AS OF SEPT. 30, 2007

Type of Investment	Fair Value	Percentage
Cash and equivalents[a]	$653,103	11.3%
U.S. government and agencies	527,452	9.1%
Corporate securities	917,957	15.8%
Foreign government	215,155	3.7%
Municipals	15,538	0.3%
Asset-backed securities	537,425	9.3%
Mortgage-backed securities	2,590,281	44.6%
Other investments[b]	343,926	5.9%
Total	$5,800,837	100.0%

Ratings	Fair Value	Percentage
U.S. Government and agencies	$527,452	10.2%
AAA/Aaa and agency RMBS	3,465,948	67.3%
AA/Aa	352,782	6.9%
A/A	360,750	7.0%
BBB	30,369	0.6%
Below BBB	66,297	1.3%
Not Rated	210	0.0%
Other investments	343,926	6.7%
Total	$5,147,734	100.0%

Performance	Sept. 30, 2007
Yield[c]	5.1%
Duration[d]	2.8

Investment Income	Quarter Ended Sept. 30, 2007	Quarter Ended June 30, 2007	Quarter Ended Mar. 31, 2007	Quarter Ended Dec. 31, 2006
Other Investments	($3,489)	$13,519	$12,153	$11,170
Total net investment income	$62,605	$78,548	$74,813	$72,033

Note:
[a]	Cash and equivalents are shown net of investments pending settlement.
[b]	Other investments includes investments in alternative and high yield fixed maturity security funds.
[c]	Annualized earned yield excludes realized and unrealized gains and losses on fixed maturity investments.
[d]	Duration excludes other investments and operating cash

ENDURANCE SPECIALTY HOLDINGS LTD.

STRUCTURED SECURITIES DETAIL
AS OF SEPT. 30, 2007

Securitized (RMBS, CMBS, ABS and CDO) securities ratings	Fair Value	Percentage	Percentage of Investment Portfolio
U.S. Government and agencies	$1,349,159	43.1%	23.3%
AAA/Aaa	1,763,991	56.4%	30.4%
AA/Aa	745	0.0%	0.0%
A/A	496	0.0%	0.0%
BBB	5,073	0.2%	0.1%
Below BBB	8,258	0.3%	0.1%
Total	$3,127,722	100.0%	53.9%

Structured securities sectors (RMBS, CMBS, ABS and CDO)	Fair Value	Percentage	Percentage
Commercial	$850,131	27.2%	14.7%
Residential	1,800,772	57.6%	31.0%
Consumer	476,819	15.2%	8.2%
Total	$3,127,722	100.0%	53.9%
Spread Duration 3.48 years

Subprime collateralized securities	Fair Value	Percentage	Percentage
AAA	$13,554	99.0%	0.2%
BBB and below	132	1.0%	0.0%
Total	$13,686	100.0%	0.2%
Spread Duration 0.72 years

Collateralized debt obligations (CDO’s)	Fair Value	Percentage	Percentage
AAA/Aaa	—	—	0.0%
AA/Aa	—	—	0.0%
A/A	—	—	0.0%
BBB	$1,128	56.2%	0.0%
Below BBB	879	43.8%	0.0%
Total	$2,007	100.0%	0.0%

Collateralized dept obligations (CDO’s)	Fair Value	Percentage	Percentage
Commercial	$1,932	96.3%	0.0%
Residential	75	3.7%	0.0%
Total	$2,007	100.0%	0.0%
Spread Duration 3.76 years

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	QUARTER ENDED SEPT. 30, 2007	QUARTER ENDED JUNE 30, 2007	QUARTER ENDED MAR. 31, 2007	QUARTER ENDED DEC. 31, 2006	QUARTER ENDED SEPT. 30, 2006
Incurred related to:
Current year	$ 223,946	$ 234,768	$ 266,501	$ 158,160	$ 198,073
Prior years	(37,490)	(27,589)	(55,907)	(26,740)	(10,040)
Total incurred	$ 186,456	$ 207,179	$ 210,594	$ 131,420	$ 188,033
Paid related to:
Current year	($ 24,416)	($ 15,896)	($ 205)	($ 34,706)	($ 19,698)
Prior years	(134,212)	(232,921)	(138,492)	(183,233)	(194,221)
Total paid	($ 158,628)	($ 248,817)	($ 138,697)	($ 217,939)	($ 213,919)

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE NINE MONTHS ENDED SEPT. 30, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Total Company
Incurred related to prior years
Quarter ended March 31, 2007	($ 26,507)	($ 23,072)	($ 49,579)	$ 6,328	($55,907)
Quarter ended June 30, 2007	(18,725)	(8,441)	(27,166)	423	(27,589)
Quarter ended Sept. 30, 2007	(25,101)	(8,112)	(33,213)	4,277	(37,490)
Nine months ended Sept, 30, 2007	($ 70,333)	($ 39,625)	($ 109,958)	$ 11,028	($ 120,986)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Total Company
Incurred related to prior years
Quarter ended March 31, 2006	($ 27,855)	($ 16,946)	($ 44,801)	($ 2,260)	($ 42,541)
Quarter ended June 30, 2006	(13,068)	41,537	28,469	6,887	21,582
Quarter ended September 30, 2006	(5,941)	(7,376)	(13,317)	(3,277)	(10,040)
Quarter ended December 31, 2006	(7,523)	(22,204)	(29,727)	(2,987)	(26,740)
Year ended December 31, 2006	($ 54,387)	($ 4,989)	($ 59,376)	($ 1,637)	($ 57,739)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2005

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Total Company
Incurred related to prior years
Quarter ended March 31, 2005	($ 9,788)	($ 36,213)	($ 46,001)	—	($ 46,001)
Quarter ended June 30, 2005	(16,149)	(11,599)	(27,748)	—	(27,748)
Quarter ended September 30, 2005	(2,789)	(21,087)	(23,876)	—	(23,876)
Quarter ended December 31, 2005	(29,270)	(35,567)	(64,837)	—	(64,837)
Year ended December 31, 2005	($ 57,996)	($ 104,466)	($ 162,462)	—	($ 162,462)

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY DEVELOPMENT TAIL

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED				FOR THE YEAR ENDED DEC. 31, 2006
	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2006
INSURANCE SEGMENT
Short tail[a]	($ 1,003)	($ 15,172)	($ 16,098)	$ 6,508	($ 20,198)
Long Tail[b]	(24,098)	(3,553)	(10,409)	(14,031)	(34,189)
TOTAL INSURANCE	(25,101)	(18,725)	(26,507)	(7,523)	(54,387)
REINSURANCE SEGMENT
Short tail[a]	(12,953)	(10,114)	(15,583)	(20,330)	29,409
Long Tail[b]	(2,269)	1,106	(5,198)	444	(20,118)
Other[c]	7,110	567	(2,291)	(2,318)	(14,280)
TOTAL REINSURANCE	(8,112)	(8,441)	(23,072)	(22,204)	(4,989)
TOTAL COMPANY SUBTOTAL	(33,213)	(27,166)	(49,579)	(29,727)	(59,376)
DEPOSIT ACCOUNTING ADJUSTMENT[d]	4,277	423	6,328	(2,987)	(1,637)
REPORTED TOTALS	($ 37,490)	($ 27,589)	($ 55,907)	($ 26,740)	($ 57,739)

[a]	Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance business segment includes its property line of business. The Company’s short tail lines in its Reinsurance business segment include property, catastrophe, marine, aerospace and surety.
[b]	Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance business segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance business segment includes casualty.
[c]	The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Reinsurance business segment are agriculture, personal accident, and other.
[d]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

	Insurance			Reinsurance
	Short Tail	Long Tail	Total	Short Tail	Long Tail	Other	Total	Total Company	Deposit Accounting Adjustment[a]	Reported Totals
AT SEPT. 30, 2007
Case reserves	$116,106	$46,092	$162,198	$577,103	$244,289	$18,260	$839,652	$1,001,850	($ 67,709)	$934,141
Total reserves	$145,657	$899,080	$1,044,737	$923,945	$837,817	$161,607	$1,923,369	$2,968,106	($126,296)	$2,841,810
Case reserves / Total reserves	79.7%	5.1%	15.5%	62.5%	29.2%	11.3%	43.7%	33.8%	53.6%	32.9%
IBNR / Total reserves	20.3%	94.9%	84.5%	37.5%	70.8%	88.7%	56.3%	66.2%	46.4%	67.1%
AT JUNE 30, 2007
Case reserves	$100,339	$49,928	$150,267	$614,638	$234,964	$9,267	$858,869	$1,009,136	($ 65,639)	$943,497
Total reserves	$134,405	$832,868	$967,273	$974,941	$833,779	$126,404	$1,935,124	$2,902,397	($134,872)	$2,767,525
Case reserves / Total reserves	74.7%	6.0%	15.5%	63.0%	28.2%	7.3%	44.4%	34.8%	48.7%	34.1%
IBNR / Total reserves	25.3%	94.0%	84.5%	37.0%	71.8%	92.7%	55.6%	65.2%	51.3%	65.9%
AT MAR. 31, 2007
Case reserves	$121,095	$32,998	$154,093	$645,790	$217,718	$9,760	$873,268	$1,027,361	($ 58,030)	$969,331
Total reserves	$164,454	$754,080	$918,534	$1,029,414	$815,327	$165,376	$2,010,117	$2,928,651	($138,468)	$2,790,183
Case reserves / Total reserves	73.6%	4.4%	16.8%	62.7%	26.7%	5.9%	43.4%	35.1%	41.9%	34.7%
IBNR / Total reserves	26.4%	95.6%	83.2%	37.3%	73.3%	94.1%	56.6%	64.9%	58.1%	65.3%
AT DEC. 31, 2006
Case reserves	$146,138	$25,941	$172,079	$683,118	$211,940	$9,031	$904,089	$1,076,168	($ 52,760)	$1,023,408
Total reserves	$182,196	$683,151	$865,347	$1,022,475	$793,556	$148,930	$1,964,961	$2,830,308	($128,622)	$2,701,686
Case reserves / Total reserves	80.2%	3.8%	19.9%	66.8%	26.7%	6.1%	46.0%	38.0%	41.0%	37.9%
IBNR / Total reserves	19.8%	96.2%	80.1%	33.2%	73.3%	93.9%	54.0%	62.0%	59.0%	62.1%
AT SEPT. 30, 2006
Case reserves	$152,447	$8,303	$160,750	$745,512	$205,928	$8,764	$960,204	$1,120,954	($ 52,630)	$1,068,324
Total reserves	$193,275	$615,947	$809,222	$1,147,159	$796,003	$139,649	$2,082,811	$2,892,033	($122,615)	$2,769,418
Case reserves / Total reserves	78.9%	1.3%	19.9%	65.0%	25.9%	6.3%	46.1%	38.8%	42.9%	38.6%
IBNR / Total reserves	21.1%	98.7%	80.1%	35.0%	74.1%	93.7%	53.9%	61.2%	57.1%	61.4%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION

		QUARTER ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
		2007	2006	2007	2006
DILUTIVE SHARES	Average market price per share	$39.53	$32.62	$37.61	$32.09
OUTSTANDING: AS REPORTED	Basic weighted average common shares outstanding	64,468	66,339	65,530	66,393
	Add: weighted avg. unvested restricted share units	1,090	868	879	802
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$22,283	$12,396	$22,283	$12,396
	Less: restricted share units bought back via treasury method	(564)	(380)	(592)	(386)
	Add: weighted avg. dilutive warrants outstanding	7,202	7,202	7,202	7,202
	Weighted average exercise price per share	$16.12	$17.12	$16.12	$17.12
	Less: warrants bought back via treasury method	(2,937)	(3,781)	(3,087)	(3,843)
	Add: weighted avg. dilutive options outstanding	2,174	2,885	2,314	2,984
	Weighted average exercise price per share	$18.19	$18.57	$18.15	$18.52
	Proceeds from unrecognized option expense	$ 80	$ 108	$ 80	$ 108
	Less: options bought back via treasury method	(1,002)	(1,646)	(1,119)	(1,724)
	Weighted average dilutive shares outstanding	70,431	71,487	71,126	71,428

Note:	Warrants, options and unvested restricted share units that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants, options and unvested restricted share units are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation. SFAS No. 123R also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION — AS REPORTED, GAAP

	QUARTER ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
	2007	2006	2007	2006
Net income	$131,401	$128,230	$368,577	$299,316
Add (Less) after-tax items:
Net foreign exchange losses (gains)	(546)	2,918	(918)	(8,183)
Net realized losses on investments	3,013	6,080	12,583	16,211
Operating income before preferred dividends	$133,868	$137,228	$380,242	$307,344
Preferred dividends	(3,875)	(3,875)	(11,625)	($11,625)
Operating income available to common shareholders	$129,993	$133,353	$368,617	$295,719
Weighted average common shares outstanding
Basic	64,468	66,339	65,530	66,393
Dilutive	70,431	71,487	71,126	71,428
Basic per common share data
Net income available to common shareholders	$1.98	$1.87	$5.45	$4.33
Add (Less) after-tax items:
Net foreign exchange losses (gains)	(0.01)	0.05	(0.01)	(0.12)
Net realized losses on investments	0.05	0.09	0.19	0.24
Operating income available to common shareholders	$2.02	$2.01	$5.63	$4.45
Diluted per common share data
Net income available to common shareholders	$1.81	$1.74	$5.02	$4.03
Add (Less) after-tax items:
Net foreign exchange losses (gains)	0.00	0.04	(0.01)	(0.12)
Net realized losses on investments	0.04	0.09	0.17	0.23
Operating income available to common shareholders	$1.85	$1.87	$5.18	$4.14

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING
Market Price per Share
$35.00	$36.00	$37.00	$38.00	$39.00	$40.00	$41.00	$42.00	$43.00	$44.00	$45.00
70,190	70,313	70,430	70,541	70,646	70,745	70,840	70,931	71,017	71,099	71,178

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		SEPT. 30,		DECEMBER 31, 2006
		2007	2006
DILUTIVE COMMON	Price per share at period end	$41.55	$35.26	$36.58
SHARES OUTSTANDING:
AS-IF CONVERTED[a]	Basic common shares outstanding[b]	64,223	66,416	66,702
	Add: unvested restricted share units	1,039	814	790
	Add: dilutive warrants outstanding	7,202	7,202	7,202
	Weighted average exercise price per share	$16.12	$17.12	$16.87
	Add: dilutive options outstanding	2,169	2,853	2,591
	Weighted average exercise price per share	$18.18	$18.59	$18.50
	Book Value[c]	$2,325,621	$1,917,174	$2,097,874
	Add: proceeds from converted warrants	116,102	123,304	121,504
	Add: proceeds from converted options	39,439	53,031	47,937
	Pro forma book value	$2,481,162	$2,093,509	$2,267,315
	Dilutive shares outstanding	74,634	77,285	77,285
	Basic book value per common share	$36.21	$28.87	$31.45
	Diluted book value per common share	$33.24	$27.09	$29.34
DILUTIVE COMMON	Price per share at period end	$41.55	$35.26	$36.58
SHARES OUTSTANDING:
TREASURY STOCK METHOD	Basic common shares outstanding[b]	64,223	66,416	66,702
	Add: unvested restricted share units	1,039	814	790
	Add: dilutive warrants outstanding	7,202	7,202	7,202
	Weighted average exercise price per share	$16.12	$17.12	$16.87
	Less: warrants bought back via treasury method	(2,794)	(3,497)	(3,322)
	Add: dilutive options outstanding	2,169	2,853	2,591
	Weighted average exercise price per share	$18.18	$18.59	$18.50
	Less: options bought back via treasury method	(950)	(1,503)	(1,309)
	Dilutive shares outstanding	70,891	72,285	72,654
	Basic book value per common share	$36.21	$28.87	$31.45
	Diluted book value per common share	$32.81	$26.52	$28.87

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.
[b]	Basic common shares include vested restricted share units.
[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	NINE MONTHS ENDED SEPT. 30, 2007	YEARS ENDED DECEMBER 31,
		2006	2005	2004	2003
Net income (loss) available to common shareholders	$356,952	$482,626	($223,204)	$355,584	$263,437
Dividends paid to common shareholders	(49,135)	(66,262)	(61,695)	(50,346)	(20,505)
Shareholders’ equity[a]	2,325,621	2,097,874	1,672,543	1,862,455	1,644,815
Return on beginning equity	17.0%	28.9%	(12.0)%	21.6%	21.6%
Dividend payout ratio[b]	2.3%	4.0%	3.3%	3.1%	1.7%
Dilutive common shares outstanding	70,891	72,654	72,173	66,729	68,445
Diluted book value per common share (treasury stock method)	$32.81	$28.87	$23.17	$27.91	$24.03
Change in diluted book value per common share	13.6%	24.6%	(17.0)%	16.1%	10.6%
Total return to common shareholders[c]	15.9%	28.6%	(13.7)%	19.2%	12.3%

[a]	Excludes the $200 million liquidation value of the preferred shares.
[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to common shareholders is calculated as the sum of the change in diluted book value per common share and the dividend payout ratio.

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 31 for a reconciliation of operating income to net income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 33 for a reconciliation of diluted book value per common share to basic book value per common share.